Exhibit 10.1

AMENDMENT NO. 1 to

AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 to AGREEMENT AND PLAN OF MERGER made as of the 16th day of April, 2007 (the “Merger Agreement”)

AMONG:

SK3 GROUP, INC. (formerly CTT INTERNATIONAL DISTRIBUTORS INC.), a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 500 Mamaroneck Ave., Harrison, New York 10528

(“SK3”)

AND:

RELIABLECOM ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of SK3 and having an office for business located at 500 Mamaroneck Ave., Harrison, New York 10528

AND:

RELIABLECOM, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 500 Mamaroneck Ave., Harrison, New York 10528

AND:

KAPADIA HOLDINGS, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 500 Mamaroneck Ave., Harrison, New York 10528

Section 7.6 of the Merger Agreement is hereby amended to read in its entirety as follows:

7.6

Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before July 31, 2007, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

All other terms and conditions of the Merger Agreement remain in full force and effect and this agreement shall be governed by all other terms contained therein.

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IN WITNESS WHEREOF the parties have executed this Agreement effective as of June 26, 2007.

                        SK3 GROUP, INC.

By: /s/ SAJID KAPADIA

Sajid Kapaida, President

RELIABLECOM ACQUISITION CORP.

By: /s/ SAJID KAPADIA

Sajid Kapaida, President

RELIABLECOM, INC.

By: /s/ SAJID KAPADIA

Sajid Kapaida, President

KAPADIA HOLDINGS, INC.

By: /s/ SAJID KAPADIA

Sajid Kapaida, President